Income Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
(16) Income Taxes
Federated files a consolidated federal income tax return. Financial statement tax expense is determined under the liability method.
Income tax expense (benefit), net consisted of the following components for the years ended December 31:

in thousands	2011	2010	2009
Current:
Federal	$67,662	$79,273	$101,649
State	6,426	8,504	11,082
Foreign	(56)	(33)	297
	74,032	87,744	113,028
Deferred:
Federal	15,996	20,997	8,269
State	1,291	3,210	(3,399)
Foreign	(31)	6	380
Total	$91,288	$111,957	$118,278

The federal net tax effects of timing differences exceeding 5% of 2011 pretax income at the statutory federal income tax rate included in Income tax provision on the Consolidated Statements of Income were $(18.7) million, $(11.8) million and $(6.8) million for amortization and/or impairments of intangible assets in 2011, 2010 and 2009, respectively, $5.1 million, $(1.2) million and $(5.4) million for accrued incentive compensation in 2011, 2010 and 2009, respectively, and $3.5 million, $(7.3) million and $1.3 million for insurance proceeds in 2011, 2010 and 2009, respectively.
The reconciliation between the statutory income tax rate and the effective tax rate consisted of the following for the years ended December 31:

	2011	2010	2009
Expected statutory income tax rate	35.0%	35.0%	35.0%
Increase/(decrease):
State and local income taxes, net of Federal benefit	2.1	2.5	1.5
Capital loss valuation allowance	0	0.1	1.2
Other	0.6	0.9	(0.2)
Effective tax rate (excluding noncontrolling interests)	37.7	38.5	37.5
Income attributable to noncontrolling interests	(0.6)	(1.3)	(1.3)
Effective tax rate per Consolidated Statements of Income	37.1%	37.2%	36.2%

During 2010, state and local taxes increased as a result of the combination of changing apportionment factors and the full year impact of prior year tax law changes.
The tax effects of temporary differences that gave rise to significant portions of deferred tax assets and liabilities consisted of the following at December 31:

in thousands	2011	2010
Deferred Tax Assets
Tax net operating losses	$16,481	$17,885
Unrealized and realized capital losses	7,835	2,460
Other compensation related	5,843	268
Deferred income	3,500	0
Share-based compensation	3,405	8,274
Write-down of CDO and other investments	3,331	6,317
Other	2,560	4,648
Total deferred tax assets	42,955	39,852
Valuation allowance	(21,030)	(20,774)
Total deferred tax asset, net of valuation allowance	$21,925	$19,078
Deferred Tax Liabilities
Intangible assets	$73,269	$54,734
Property and equipment	5,902	4,376
Deferred sales commissions	3,788	2,838
State taxes	3,546	3,087
Costs of internal-use software	2,630	2,566
Other	1,791	1,728
Total gross deferred tax liability	$90,926	$69,329
Net deferred tax liability	$69,001	$50,251

At December 31, 2011, the company had deferred tax assets related to foreign and state tax net operating loss carryforwards in certain taxing jurisdictions in the aggregate of $16.3 million, which will expire over the period 2012 through 2031. A valuation allowance has been recognized for $1.7 million (or 94%) of the deferred tax asset for foreign tax net operating losses, and for $14.3 million (or 99%) of the deferred tax asset for state tax net operating losses. The valuation allowances were recorded due to management’s belief that it is more likely than not that Federated will not realize the full benefit of these net operating losses. No valuation allowance has been recorded with regard to the federal tax net operating loss of $0.2 million acquired in connection with a prior period acquisition.
At December 31, 2010, the company had deferred tax assets related to foreign and state tax net operating loss carryforwards in certain taxing jurisdictions in the aggregate of $16.2 million, which will expire over the period 2011 through 2030. A valuation allowance has been recognized for $1.8 million (or 94%) of the deferred tax asset for foreign tax net operating losses, and for $14.0 million (or 98%) of the deferred tax asset for state tax net operating losses. The valuation allowances were recorded due to management’s belief that it is more likely than not that Federated will not realize the full benefit of these net operating losses. No valuation allowance has been recorded with regard to the federal tax net operating loss of $1.7 million acquired in connection with a prior period acquisition.
In addition, at December 31, 2011 and 2010, Federated had recognized deferred tax assets resulting from capital losses on certain CDO and other investments and the write down in prior years in the then-remaining value of its investment in certain managed CDOs. The carry-forward period for capital losses, once recognized, is five years. Management currently believes it is more likely than not that Federated will not fully realize these deferred tax assets in the future and therefore has recognized a related valuation allowance for $4.8 million.
The company and its subsidiaries file annual income tax returns in the U.S. federal jurisdiction, various U.S. state and local jurisdictions, and in certain foreign jurisdictions. Based upon its review of these filings, there were no material unrecognized tax benefits as of December 31, 2011 or 2010. Therefore, there were no material changes during 2011, and no reasonable possibility of a significant increase or decrease in unrecognized tax benefits within the next twelve months.